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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 15, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                    001-32312               98-0442987
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

    3399 Peachtree Road NE, Suite 1500, Atlanta, GA              30326
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 15, 2006, Novelis Inc. (the "Company"), entered into a transition agreement and the Company's subsidiary, Novelis Corporation, entered into a release and separation agreement with the Company's Principal Accounting Officer, Jo-Ann Longworth, each regarding the terms of her departure from the Company. These agreements set forth the terms of Ms. Longworth's remaining employment with the Company and the compensation and other benefits payable to Ms. Longworth.

     Pursuant to these agreements, the Company and Jo-Ann Longworth have mutually agreed to terminate her role as Principal Accounting Officer effective as of June 16, 2006; however, Ms. Longworth will remain an employee of the Company through November 9, 2006 (the "Separation Date"). Until the Separation Date, Ms. Longworth's compensation and benefits will continue at their present levels. Pursuant to an election made by Ms. Longworth in her change of control agreement, dated November 8, 2004, she is also entitled to receive an amount equal to 24 months of her total cash compensation (including any short term incentives) to be paid no earlier than six months following the Separation Date. Additionally, in exchange for the cancellation (effective on the Separation
Date) of stock options previously granted to Ms. Longworth, the Company will pay her $70,000 within 30 days of the Separation Date. Ms. Longworth is also entitled to liability indemnification and other relocation, tax and outplacement services.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) As described in Item 1.01 above, the Company and Jo-Ann Longworth have mutually agreed to terminate her role as Principal Accounting Officer effective as of June 16, 2006. Ms. Longworth will continue as an employee of the Company through November 9, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      NOVELIS INC.


Date: June 21, 2006                                   By: /s/ David Kennedy
                                                          ----------------------
                                                          David Kennedy
                                                          Secretary